Series Number:  1
For period ending 12/31/11

48)	Investor, A, B, C & R
First $1 billion  0.812%
Next $5 billion  0.752%
Next $15 billion 0.708%
Next $25 billion 0.661%
Next $50 billion 0.634%
Next $150 billion 0.631%
Over $246 billion 0.630%

Institutional
First $1 billion 0.612%
Next $5 billion 0.552%
Next $15 billion 0.508%
Next $25 billion 0.461%
Next $50 billion 0.434%
Next $150 billion 0.431%
Over $246 billion 0.430%

72EE).  1. Total realized gains for which record date passed during the period
                                Investor Class                                                                   62,331
                                Institutional Class              1,210
                                A Class                                                                               1,344
                                C Class                                                                                 232
                                R Class                                                                                 176

73B)    1. Distributions per share for which record date passed during the period
                                Investor Class                                                                           $1.3682
                               Institutional Class                                                      $1.3682
                                A Class                                                                           $1.3682
        C Class                                            $1.3682
        R Class                                            $1.3682

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           47,860
                              Institutional Class     929

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  1,034
                                    C Class                                                             176
R Class                             137

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $19.73
                                Institutional Class  $19.77

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $19.54
                                    C Class                                                            $19.22
R Class                            $19.52

Series Number:  2
For period ending 12/31/11

48)	Investor, A, B, C & R
First $1 billion 0.812%
Next $5 billion 0.752%
Next $15 billion 0.708%
Next $25 billion 0.661%
Next $50 billion 0.634%
Next $150 billion 0.631%
Over $246 billion 0.630%

Institutional
First $1 billion 0.612%
Next $5 billion 0.552%
Next $15 billion 0.508%
Next $25 billion 0.461%
Next $50 billion 0.434%
Next $150 billion 0.431%
Over $246 billion 0.430%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     12,065
                                Institutional Class                1,261
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 930
        C Class                                                4
                                R Class                                                                                 4

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2338
                               Institutional Class                                                      $0.2602
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2009
        C Class                                            $0.1024
        R Class                                                      $0.1681

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           51,115
                              Institutional Class     3,968

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   4,517
                                    C Class                                                             36
R Class                             25

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $24.34
                                Institutional Class  $24.35

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $24.32
                                    C Class                                                            $24.29
R Class                            $24.34

Series Number:  3
For period ending 12/31/11

48)	Investor, A, B, C & R
First $1 billion  0.812%
Next $5 billion  0.752%
Next $15 billion 0.708%
Next $25 billion 0.661%
Next $50 billion 0.634%
Next $150 billion 0.631%
Over $246 billion 0.630%

Institutional
First $1 billion 0.612%
Next $5 billion 0.552%
Next $15 billion 0.508%
Next $25 billion 0.461%
Next $50 billion 0.434%
Next $150 billion 0.431%
Over $246 billion 0.430%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   12,890
                                Institutional Class              1,897
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 1,223
        C Class                                                20
                                R Class                                                                                 35

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1849
                               Institutional Class                                                      $0.2080

              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1560
        B Class                                           $0.0201
        C Class                                            $0.0692
        R Class                                           $0.1270

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           68,530
                              Institutional Class     9,287

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  7,832
                                    C Class                                                             298
R Class                             277

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $21.44
                                Institutional Class  $21.45

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $21.43
                                    C Class                                                            $21.30
R Class                            $21.44

Series Number:  6
For period ending 12/31/11

48)	Investor, A, C & R
First $1 billion 1.012%
Next $5 billion 0.952%
Next $15 billion 0.908%
Next $25 billion 0.861%
Next $50 billion 0.834%
Next $150 billion 0.831%
Over $246 billion 0.830%

Institutional
First $1 billion 0.812%
Next $5 billion 0.752%
Next $15 billion 0.708%
Next $25 billion 0.661%
Next $50 billion 0.634%
Next $150 billion 0.631%
Over $246 billion 0.630%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     222
                                Institutional Class                101
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 -
        C Class                                                -
                                R Class                                                                                 -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0088
                               Institutional Class                                                      $0.0233
              2. Dividends for a second class of open-end company shares
                                A Class                                                                               -
        C Class                                                -
        R Class                                                          -

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           25,298
                              Institutional Class     3,412

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   3,375
                                    C Class                                                             8
R Class                             119

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $7.75
                                Institutional Class  $7.79

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $7.61
                                    C Class                                                            $7.62
R Class                            $7.54

Series Number:  7
For period ending 12/31/11

48)	Investor, A, B, C & R
First $1 billion  1.162%
Next $5 billion  1.102%
Next $15 billion 1.058%
Next $25 billion 1.011%
Next $50 billion 0.984%
Next $150 billion 0.981%
Over $246 billion 0.980%

Institutional
First $1 billion 0.962%
Next $5 billion 0.902%
Next $15 billion 0.858%
Next $25 billion 0.811%
Next $50 billion 0.784%
Next $150 billion 0.781%
Over $246 billion 0.780%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   212
                                Institutional Class              4
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 20
        R Class                                                 -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0648
                               Institutional Class                                                      $0.0892
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0343
        C Class                                                 -
        R Class                                            $0.0038

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           3,372
                              Institutional Class     48

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   584
                                    C Class                                                             92
R Class                             25

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $12.06
                                Institutional Class  $12.09

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $12.03
                                    C Class                                                            $11.77
R Class                            $11.94

Series Number:  8
For period ending 12/31/11

48)	Investor, A, B, C & R
First $1 billion  1.522%
Next $5 billion  1.462%
Next $15 billion 1.418%
Next $25 billion 1.371%
Next $50 billion 1.344%
Next $150 billion 1.341%
Over $246 billion 1.340%

Institutional
First $1 billion 1.322%
Next $5 billion 1.262%
Next $15 billion 1.218%
Next $25 billion 1.171%
Next $50 billion 1.144%
Next $150 billion 1.141%
Over $246 billion 1.140%

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           2,392
                              Institutional Class     442

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   2,746
                                    C Class                                                             649
                                R Class                             120

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.65
                                Institutional Class  $10.75

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.53
                                    C Class                                                            $10.12
R Class                            $10.39

Series Number:  11
For period ending 12/31/11

48)	Investor, A, B, C & R
First $1 billion 1.292%
Next $5 billion 1.232%
Next $15 billion 1.188%
Next $25 billion 1.141%
Next $50 billion 1.114%
Next $150 billion 1.111%
Over $246 billion 1.110%

Institutional
First $1 billion 1.092%
Next $5 billion 1.032%
Next $15 billion 0.988%
Next $25 billion 0.941%
Next $50 billion 0.914%
Next $150 billion 0.911%
Over $246 billion 0.910%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     96
                                Institutional Class                9
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 35
        C Class                                                10
                                R Class                                                                                 13

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1437
                               Institutional Class                                                      $0.1566
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1275
        C Class                                            $0.0789
        R Class                                                      $0.1113

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           682
                              Institutional Class     63

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   280
                                    C Class                                                             118
R Class                             120

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $6.44
                                Institutional Class  $6.44

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $6.44
                                    C Class                                                            $6.43
R Class                            $6.43

Series Number:  14
For period ending 12/31/11

48)	Investor, A, C & R
First $1 billion  1.185%
Next $1 billion  1.133%
Next $3 billion 1.103%
Next $5 billion 1.083%
Next $15 billion 1.070%
Next $25 billion 1.068%
Over $50 billion 1.068%

Institutional
First $1 billion 0.985%
Next $1 billion 0.933%
Next $3 billion 0.903%
Next $5 billion 0.883%
Next $15 billion 0.870%
Next $25 billion 0.868%
Over $50 billion 0.868%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   674
                                Institutional Class              72
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 370
        C Class                                                 35
        R Class                                                1

72EE).  1. Total realized gains for which record date passed during the period
                                Investor Class                                                                   145
                                Institutional Class              14
                                A Class                                                                               86
                                C Class                                                                               19
        R Class                                               -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1272
                               Institutional Class                                                      $0.1423
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1083
                                C Class                                                                           $0.0518
                              R Class                                            $0.0895

73B)         Distributions per share for which record date passed during the period:

                                Investor Class                                                                           $0.0255
                               Institutional Class                                                      $0.0255
                                A Class                                                                           $0.0255
                                C Class                                                                           $0.0255
                              R Class                                            $0.0255

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           5,724
                              Institutional Class     540

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   3,329
                                    C Class                                                             735
                                R Class                             13
74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.02
                                Institutional Class  $10.02

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.01
                                    C Class                                                            $9.99
R Class                            $10.00

Series Number:  15
For period ending 12/31/11

48)	Investor, A, C & R
First $1 billion  1.442%
Next $5 billion  1.382%
Next $15 billion 1.338%
Next $25 billion 1.291%
Next $50 billion 1.264%
Next $150 billion 1.261%
Over $246 billion 1.260%

Institutional
First $1 billion 1.242%
Next $5 billion 1.182%
Next $15 billion 1.138%
Next $25 billion 1.091%
Next $50 billion 1.064%
Next $150 billion 1.061%
Over $246 billion 1.060%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   35
        Institutional Class               -

2. Dividends for a second class of open-end company shares
                                A Class                                                                                 -
        C Class                                                 -
        R Class                                                -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0045
                               Institutional Class                                                      $0.0079
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0004
        C Class                                                  -
        R Class                                                  -

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           7,776
                              Institutional Class     10

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   21
                                    C Class                                                             10
R Class                             10

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $9.91
                                Institutional Class  $9.91

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $9.91
                                    C Class                                                            $9.89
R Class                            $9.90

Series Number:  17
For period ending 12/31/11

48)	Investor, A, C & R
First $1 billion  1.592%
Next $5 billion  1.532%
Next $15 billion 1.488%
Next $25 billion 1.441%
Next $50 billion 1.414%
Next $150 billion 1.411%
Over $246 billion 1.410%

Institutional
First $1 billion 1.392%
Next $5 billion 1.332%
Next $15 billion 1.288%
Next $25 billion 1.241%
Next $50 billion 1.214%
Next $150 billion 1.211%
Over $246 billion 1.210%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   1
        Institutional Class                                              1

2. Dividends for a second class of open-end company shares
                                A Class                                                                                 -
        C Class                                                 -
        R Class                                                -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0121
                               Institutional Class                                                      $0.0154
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0080
        C Class                                                  -
        R Class                                            $0.0039

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           86
                              Institutional Class     30

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   31
                                    C Class                                                             30
R Class                             30

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $9.80
                                Institutional Class  $9.80

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $9.80
                                    C Class                                                            $9.80
R Class                            $9.80